                                  EXHIBIT 10.1

                             MASTER MERGER AGREEMENT
                             -----------------------


     THIS MASTER MERGER AGREEMENT (this "Agreement") is made and entered into as of January 6, 1996, by and among ASTHMA & ALLERGY CAREAMERICA, INC., a Delaware corporation ("AACA"); its parent company, VIVRA INCORPORATED, a Delaware corporation ("VIVRA"), PEDIATRIC ALLERGY GROUP, A PROFESSIONAL ASSOCIATION, a Tennessee professional corporation ("PAG"); PAG's shareholders, JERALD M. DUNCAN, M.D., an individual resident of Tennessee ("Duncan"), FRED T. GROGAN, JR., M.D., an individual resident of Tennessee ("Grogan") and JOURDAN A. ROANE, M.D., an individual resident of Tennessee ("Roane") (with Duncan, Grogan and Roane being collectively referred to herein as the "PAG Physicians"), PHILLIP
L. LIEBERMAN, M.D., P.C., a Tennessee professional corporation ("PLL"); PLL's shareholder, PHILLIP L. LIEBERMAN, M.D., an individual resident of Tennessee ("Lieberman"); GEORGE H. TREADWELL, III, M.D., P.C., a Tennessee professional corporation ("GHT"); and GHT's shareholder, GEORGE H. TREADWELL, III, M.D., an individual resident of Tennessee ("Treadwell") (with the PAG Physicians, Lieberman and Treadwell being collectively referred to as the "Physicians").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, PAG owns and operates a pediatric allergy practice with its principal office located at Suite Seven, 300 South Walnut Bend, Cordova, Tennessee 28018-7211, together with any satellite locations in the Memphis, Tennessee area (collectively the "PAG Business");

     WHEREAS, the PAG Physicians own all of the outstanding stock of PAG;

     WHEREAS, PLL owns and operates an allergy practice with its principal office located at Suite Six, 300 South Walnut Bend Road, Cordova, Tennessee 28018-7211, together with any satellite locations in the Memphis, Tennessee area (collectively the "PLL Business");

     WHEREAS, Lieberman owns all of the outstanding stock of PLL;

     WHEREAS, GHT owns and operates an allergy practice with its principal office located at Suite Six, 300 South Walnut Bend Road, Cordova, Tennessee 28018-7211, together with any satellite locations in the Memphis, Tennessee area (collectively the "GHT Business");

     WHEREAS, Treadwell owns all of the outstanding stock of GHT;

     WHEREAS, the parties desire to effect three mergers (the "Mergers") to merge simultaneously PAG, PLL and GHT (collectively, the "Businesses" and, individually, a "Business") with and into AACA, with AACA being the surviving corporation in the Mergers in exchange for VIVRA Common Stock;

     WHEREAS, for federal income tax purposes, it is intended that each of said Mergers shall qualify as a "reorganization" within the provisions of Section 368 of the Internal Revenue Code of 1986, as amended;

     WHEREAS, for accounting purposes, it is intended that each of the Mergers shall be accounted for as a pooling of interests;

     NOW, THEREFORE, in consideration of these premises and the agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1  THE MERGERS.
           -----------

     1.1  AGREEMENT TO MERGE.  On the terms, subject to the conditions, and for
          ------------------
the consideration stated herein and in that certain Agreement and Plan of Merger of even date by and among AACA, PAG and the PAG Physicians (the "PAG Merger Agreement"), in that certain Agreement and Plan of Merger of even date by and among AACA, PLL, and Lieberman (the "PLL Merger Agreement"), and in that certain Agreement and Plan of Merger of even date by and among AACA, GHT and Treadwell (the "GHT Merger Agreement") (with the PAG Merger Agreement, the PLL Merger Agreement, and the GHT Merger Agreement being collectively referred to herein as the "Merger Agreements"), each of the parties hereto, insofar as applicable to such party, agrees that the Businesses shall be merged with and into AACA, with AACA being the surviving corporation (the "Surviving Corporation"). The merger of the Businesses with and into AACA (the "Mergers") shall become effective as of the "Effective Time" (as hereinafter defined).

     1.2  EFFECTIVE TIME OF MERGERS.  At the "Closing" (as hereinafter defined),
          -------------------------
AACA and each of the Businesses shall execute and deliver all agreements and documents as contemplated in the Merger Agreement applicable to each Business to effect its respective Merger in accordance with all appropriate legal requirements as required by the Delaware General Corporation Law, the Tennessee Professional Corporation Act and the Tennessee Business Corporation Act at the time and date contemplated in the

Merger Agreements (such time being referred to as the "Effective Time").

SECTION 2.  THE CLOSING.
            -----------

     2.1  CLOSING AND CLOSING DATE.  The Closing (the "Closing") of the Mergers
          ------------------------
and the execution and delivery of the agreements and documents contemplated by each of the Merger Agreements and this Agreement shall take place on or before January 5, 1996, at 11:00 a.m. C.S.T., at the offices of The Bogatin Law Firm, 860 Ridge Lake Boulevard, Suite 360, Memphis, Tennessee, or at such other place and time as may be deemed appropriate by the parties hereto. At the Closing, the parties will execute and deliver all agreements and documents and take such action as contemplated in the Merger Agreements and in this Agreement.

     2.2  SIMULTANEOUS CLOSINGS.  The parties acknowledge and agree that the
          ---------------------
closings of all of the transactions contemplated by each of the Merger Agreements shall constitute conditions precedent to AACA's obligations to close the transactions contemplated by each of the other Merger Agreements, such that failure to close the transactions contemplated under any Merger Agreement shall serve to automatically terminate all other Merger Agreements unless all parties to the Merger Agreements and this Agreement shall agree otherwise.

SECTION 3.  CONDITIONS OF CLOSING.
            ---------------------

     In addition to the conditions set forth in Section 2.2 above, all obligations which are to be satisfied or performed under the Merger Agreements at the Closing are subject to certain conditions set forth in the Merger Agreements and are subject to the performance by the parties of the actions set forth herein.

     3.1  FORMATION OF NEW COMPANY.  A new Tennessee professional corporation
          ------------------------
("Newco") shall have been formed.

     3.2  PRACTICE OPERATING AGREEMENT.  At the Closing, each of the Physicians,
          ----------------------------
AACA, Newco and Newco's sole shareholder shall enter into the Practice Operating Agreement by and among all of them as the parties thereto.

     3.3  EMPLOYMENT AGREEMENTS.  At the Closing, each of the Physicians and
          ---------------------
Newco shall enter into an Individual Employment Agreement by and among the Physician and Newco as the parties thereto, which agreement shall supersede any prior employment agreements of such Physician.

     3.4  MANAGEMENT SERVICES AGREEMENT.  At the Closing, Newco and AACA shall
          -----------------------------
enter into a Management Services Agreement by and between Newco and AACA as the parties thereto.

     3.5  LEGAL OPINION.  Bass, Berry & Sims shall have rendered an opinion to
          -------------
AACA, in form and substance satisfactory to AACA, to the effect that the Management Services Agreement is valid and enforceable under Tennessee law.

SECTION 4.  MISCELLANEOUS.
            -------------

     4.1  EXPENSES.  All expenses of the preparation of this Agreement and of
          --------
the other agreements and transactions contemplated hereby, including, without limitation, counsel fees, accounting fees, investment advisor's fees and disbursements, shall be borne by the PAG Shareholders in the case of PAG or any of the PAG Shareholders, by Lieberman in the case of PLL or Lieberman, by Treadwell in the case of GHT or Treadwell, and by AACA in the case of AACA and Newco.

     4.2  NOTICES.  All notices, demands and other communications hereunder
          -------
shall be written and shall be deemed to have been duly given if delivered in person or mailed by Federal Express (or other national air courier service), charges prepaid, to the address set forth below:

     To AACA or VIVRA:        Asthma & Allergy CareAmerica,
                               Inc.
                              Northridge Business Park
                              8601 Dunwoody Place, Suite 440
                              Atlanta, Georgia  30350
                              Attention: Mr. Thomas O. Usilton

     with a copy to:          Paul L. Hudson, Jr., Esq.
                              Parker, Hudson, Rainer & Dobbs
                              1500 Marquis Two Tower
                              285 Peachtree Center Avenue, N.E.
                              Atlanta, Georgia  30303

     To the Physicians:       Phillip L. Lieberman, M.D.
                              George Treadwell, III, M.D.
                              Suite 6, 300 Walnut Bend Road
                              Cordova, Tennessee  38018

                              Jerald M. Duncan, M.D.
                              Fred T. Grogan, Jr., M.D.
                              Jourdan A. Roane, M.D.
                              Suite 7, 300 Walnut Bend Road
                              Cordova, Tennessee 38018
     with a copy to:          Susan Callison, Esq.
                              The Bogatin Law Firm
                              860 Ridge Lake Boulevard
                              Suite 360
                              Memphis, Tennessee  38120

or to such other address as AACA or the Physicians may designate by notice to the other. Notices delivered in person shall be deemed delivered on the date of delivery and notices sent via air courier service, as aforesaid, shall be deemed delivered on the date of delivery as indicated by the records of the courier service. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice was given shall be deemed to be a receipt of the notice, request or other communication. Any notice, request or other communication required or permitted to be given by any party may be given by such party's legal counsel.

     4.3  ENTIRE AGREEMENT.  This Agreement and the Exhibits, and the other
          ----------------
agreements and schedules and documents delivered pursuant hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, letters of intent negotiations and discussions, whether written or oral, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

     4.4  GOVERNING LAW.  The validity and construction of this Agreement shall
          -------------
be governed by the laws of the State of Tennessee, except insofar as this Agreement may specify that the laws of Delaware may apply to the Merger.

     4.5  ARBITRATION.
          -----------

          4.5.1 The parties will attempt through good faith negotiations to resolve their disputes regarding this Agreement. The term "disputes" includes, without limitation, any disagreements between the parties concerning the existence, formation, interpretation and implementation of this Agreement. If the parties are to resolve their disputes by negotiation, either party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity.

          4.5.2 There shall be three arbitrators. If the parties fail to select mutually acceptable arbitrators within ten (10) days after the notice of arbitration, a tribunal of arbitrators (one selected by PAG, one selected by AACA, and one who shall be appointed by the first two arbitrators), who shall be located in the State of Tennessee, shall be appointed as soon as possible on the request of either party. If any party fails to select an arbitrator within ten (10) days after demand, such arbitrator shall be appointed by the American Arbitration Association. The fee payable to the arbitrators shall be based upon the then current fee schedule of the American Arbitration Association.

          4.5.3  The parties shall have reasonable rights of discovery.

          4.5.4 Except as set forth in this Section, the tribunal shall conduct the arbitration according to the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall take place in the State of Tennessee unless the parties otherwise agree. The tribunal shall base the decision on the express language of this Agreement. Within ten (10) days after the tribunal is appointed, or as soon thereafter as shall be reasonably practicable, the tribunal will conduct a hearing on the dispute. Each party may make written submissions to the tribunal, and each party shall have a reasonable opportunity for rebuttal, but no longer than ten (10) days. As soon as reasonably practicable, but not later than ten (10 ) days after the hearing is completed, the tribunal shall arrive at a final decision, which shall be reduced to writing, signed by the tribunal and mailed to each party and its legal counsel.

          4.5.5 All decisions of the tribunal shall be final, and binding on all parties, and (except as provided below) shall constitute the only method of resolving disputes. Judgment may be entered upon the decision in accordance with applicable law in any court having jurisdiction.

          4.5.6 This arbitration section and all decisions of the tribunal shall be specifically enforceable in a court of law, or in the arbitral tribunal.

          4.5.7 This arbitration section and all decisions of the arbitrator shall be specifically enforceable in a court of law, or in the arbitral tribunal.

     4.6  SECTION HEADINGS.  The Section headings are for reference only and
          ----------------
shall not limit or control the meaning of any provisions of this Agreement.

     4.7  WAIVER.  No delay or omission on the part of any party hereto in
          ------
exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

     4.8  NATURE AND SURVIVAL OF REPRESENTATIONS.  All statements contained in
          --------------------------------------
any certificate delivered by or on behalf of a party to this Agreement in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made by such party hereunder. The covenants, representations and warranties made by a party to another in such party's respective Merger Agreement, this Agreement or pursuant thereto or hereto shall survive the Closing for the applicable period stated in such Merger Agreement.

     4.9  AMENDMENTS.  This Agreement may be amended, but only in writing,
          ----------
signed by the parties hereto.

     4.10      COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall comprise one and the same instrument.

     4.11 ATTORNEYS' FEES.  In the event that a suit, action, arbitration, or
          ---------------
other proceeding of any nature whatsoever, including, without limitation, any proceeding under the U.S. Bankruptcy Code and involving issues peculiar to federal bankruptcy law, any action seeking a declaration of rights or any action for rescission, is instituted to interpret or enforce this Agreement or any provision of this Agreement, the prevailing party shall be entitled to recover from the losing party the prevailing party's reasonable attorneys', paralegals', accountants', and other experts' professional fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith, as determined by the judge or arbitrator at trial or other proceeding, or on any appeal or review, in addition to all other amounts provided by law.

     4.12 RULES OF CONSTRUCTION.  All references herein to the singular shall
          ---------------------
include the plural, and vice versa, and all references herein to the neuter shall include the masculine or feminine, as the case may be, and vice versa. When general words or terms are used herein followed by the word "including" (or another form of the word "include") and words of particular and specific meaning, the general words shall be construed in their widest extent, and shall not be limited to persons or things of the same general kind or class as those specifically mentioned in the words of particular and specific meaning. All parties have participated in the drafting of this Agreement. No provision of this Agreement shall be construed against or interpreted to the disadvantage of a party by reason of such party having or being deemed to have drafted, structured or dictated such provisions.

     4.13 TIME.  Time is of the essence of this Agreement.
          ----

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              ASTHMA & ALLERGY CAREAMERICA, INC.,
                               a Delaware corporation


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------

                              VIVRA INCORPORATED, a Delaware
                               corporation ("VIVRA")


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------


                              PEDIATRIC ALLERGY GROUP, A PROFESSIONAL
                              ASSOCIATION, a
                               Tennessee professional corporation


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------



                              _____________________________________
                              JERALD M. DUNCAN, M.D., an individual
                               resident of Tennessee



                              _____________________________________
                              FRED T. GROGAN, JR., M.D., an
                               individual resident of Tennessee



                              _____________________________________
                              JOURDAN A. ROANE, M.D., an individual
                               resident of Tennessee


                    [Signatures continued on following page]

                         PHILLIP L. LIEBERMAN, M.D., P.C., a
                               Tennessee professional corporation


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------



                              _____________________________________
                              PHILLIP L. LIEBERMAN, M.D., an
                               individual resident of Tennessee





                    [Signatures continued on following page]

                         GEORGE H. TREADWELL, III, M.D., P.C.,
                         a Tennessee professional corporation


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------



                              ___________________________________
                              GEORGE H. TREADWELL, III, M.D., an
                               individual resident of Tennessee